Exhibit 99.2

TSYS Announces First Quarter 2005 Earnings
Page 4 of 12
TSYS
Financial Highlights
(Unaudited)
(In thousands, except per share data)

	Three months ended
	March 31,
			Percentage
	2005	2004	Change
Revenues
Electronic payment processing services	$204,757	177,392	15.4%
Merchant services	27,105	6,364	325.9
Other services	48,514	40,848	18.8
Revenues before reimbursables	280,376	224,604	24.8
Reimbursable items	69,608	60,632	14.8
Total revenues	349,984	285,236	22.7

Expenses
Employment expenses	97,517	87,862	11.0
Net occupancy & equipment expenses	65,393	58,049	12.7
Other expenses	51,160	34,551	48.1
Expenses before reimbursables	214,070	180,462	18.6
Reimbursable items	69,608	60,632	14.8
Total operating expenses	283,678	241,094	17.7

Operating Income	66,306	44,142	50.2

Other Income:
Interest income	1,219	505	141.6
Interest expense	(70)	(743)	(90.6)
Loss on foreign currency translation, net	(333)	(71)	(370.7)
Other Income (Expense)	816	(309)	363.9

Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	67,122	43,833	53.1
Income Taxes	24,680	16,755	47.3
Minority Interest	(69)	(93)	(25.2)
Equity in Income of Joint Ventures	3,750	5,576	(32.7)

Net Income	$46,123	32,561	41.7%

Basic Earnings Per Share	$0.23	0.17	41.5%

Diluted Earnings Per Share	$0.23	0.17	41.7%

Dividend Declared Per Share	$0.04	0.02

Average Common Shares Outstanding	197,023	196,844

Average Common and Common
Equivalent Shares Outstanding	197,230	197,214

Effective Tax Rate	35.1%	34.2%

EFFECTIVE INCOME TAX RATE CALCULATION

Income taxes (A)	$24,680	16,755

Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	$67,122	43,833
Adjustments: Equity in Income of Vital	3,241	5,201
Minority Interest	(69)	(93)
Adjusted Income before income taxes (B)	$70,294	48,941

Effective Tax Rate (A/B)	35.1%	34.2%

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TSYS Announces First Quarter 2005 Earnings
Page 5 of 12

TSYS
Reclassification of Revenue Categories
(Unaudited)
(In thousands)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	YTD
	2004	2004	2004	2004	2004
Revenues
Electronic payment processing services	$177,392	184,986	198,891	198,274	$759,543
Merchant services	6,364	6,876	6,518	6,411	26,169
Other services	40,848	41,828	43,007	45,224	170,907
Revenues before reimbursables	224,604	233,690	248,416	249,909	956,619
Reimbursable items	60,632	55,932	56,577	57,248	230,389
Total revenues	$285,236	289,622	304,993	307,157	$1,187,008

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	YTD
	2003	2003	2003	2003	2003

Revenues
Electronic payment processing services	$161,894	171,054	173,227	176,675	$682,850
Merchant services	5,932	6,251	6,220	6,563	24,966
Other services	25,053	25,755	30,927	38,750	120,485
Revenues before reimbursables	192,879	203,060	210,374	221,988	828,301
Reimbursable items	58,474	54,638	55,741	56,312	225,165
Total revenues	$251,353	257,698	266,115	278,300	$1,053,466

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TSYS Announces First Quarter 2005 Earnings
Page 6 of 12

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended March 31, 2005				Three Months Ended March 31, 2004
			Merchant				Merchant
	Domestic-based	International-based	Processing		Domestic-based	International-based	Processing
	support services	support services	Services	Consolidated	support services	support services	Services	Consolidated
Revenue before reimbursables	$229,521	30,848	21,289	281,658	201,618	22,986	-	224,604
Intersegment revenue	(1,282)	-	-	(1,282)	-	-	-	-
Revenues before reimbursables
from external customers	$228,239	30,848	21,289	280,376	201,618	22,986	-	224,604
Total revenue	$290,527	36,614	24,826	351,967	260,620	24,618	-	285,238
Intersegment revenue	(1,983)	-	-	(1,983)	(2)	-	-	(2)
Revenues from external customers	$288,544	36,614	24,826	349,984	260,618	24,618	-	285,236
Depreciation and amortization	$27,459	3,768	1,512	32,739	23,284	2,831	-	26,115
Segment operating income	$60,413	2,841	3,052	66,306	39,573	4,569	-	44,142
Income tax expense	$20,725	1,639	2,316	24,680	13,382	1,593	1,780	16,755
Equity in income of joint ventures	$-	509	3,241	3,750	-	375	5,201	5,576
Net Income	$40,328	1,756	4,039	46,123	26,024	3,117	3,420	32,561
Identifiable assets	1,200,179	182,333	198,082	1,580,594
Intersegment assets	(303,565)	-	-	(303,565)
Total assets	896,614	182,333	198,082	1,277,029

Note: Revenues for domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.

Revenues from merchant processing services include Vital's merchant processing and related services.

TSYS Announces First Quarter 2005 Earnings
Page 7 of 12

TSYS
Reclassification of Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended March 31, 2004				Three Months Ended June 30, 2004
			Merchant				Merchant
	Domestic-based	International-based	Processing		Domestic-based	International-based	Processing
	support services	support services	Services	Consolidated	support services	support services	Services	Consolidated
Revenue before reimbursables	$201,618	22,986	-	224,604	207,894	25,796	-	233,690
Intersegment revenue	-	-	-	-	-	-	-	-
Revenues before reimbursables
from external customers	$201,618	22,986	-	224,604	207,894	25,796	-	233,690
Total revenue	$260,620	24,618	-	285,238	262,113	27,511	-	289,624
Intersegment revenue	(2)	-	-	(2)	(2)	-	-	(2)
Revenues from external customers	$260,618	24,618	-	285,236	262,111	27,511	-	289,622
Depreciation and amortization	$23,284	2,831	-	26,115	23,482	3,187	-	26,669
Segment operating income	$39,573	4,569	-	44,142	40,498	6,774	-	47,272
Income tax expense	$13,382	1,593	1,780	16,755	13,758	2,537	2,176	18,471
Equity in income of joint ventures	$-	375	5,201	5,576	-	318	6,366	6,684
Net Income	$26,024	3,117	3,420	32,561	27,212	4,485	4,189	35,886

	Three Months Ended Sep 30, 2004				Three Months Ended Dec 31, 2004
			Merchant				Merchant
	Domestic-based	International-based	Processing		Domestic-based	International-based	Processing
	support services	support services	Services	Consolidated	support services	support services	Services	Consolidated
Revenue before reimbursables	$218,530	29,886	-	248,416	220,325	29,584	-	249,909
Intersegment revenue	-	-	-	-	-	-	-	-
Revenues before reimbursables
from external customers	$218,530	29,886	-	248,416	220,325	29,584	-	249,909
Total revenue	$273,496	31,499	-	304,995	275,736	31,424	-	307,160
Intersegment revenue	(2)	-	-	(2)	(3)	-	-	(3)
Revenues from external customers	$273,494	31,499	-	304,993	275,733	31,424	-	307,157
Depreciation and amortization	$23,188	3,549	-	26,737	25,477	3,590	-	29,067
Segment operating income	$45,328	6,667	-	51,995	70,668	(11,863)	-	58,805
Income tax expense	$14,737	3,469	2,203	20,409	24,658	(4,452)	1,369	21,575
Equity in income of joint ventures	$-	549	6,369	6,918	-	495	4,063	4,558
Net Income	$29,959	5,015	4,167	39,141	48,771	(8,495)	2,694	42,970

	Twelve Months Ended Dec 31, 2004
			Merchant
	Domestic-based	International-based	Processing
	support services	support services	Services	Consolidated
Revenue before reimbursables	$848,367	108,252	-	956,619
Intersegment revenue	-	-	-	-
Revenues before reimbursables
from external customers	$848,367	108,252	-	956,619
Total revenue	$1,071,955	115,052	-	1,187,017
Intersegment revenue	(9)	-	-	(9)
Revenues from external customers	$1,071,956	115,052	-	1,187,008
Depreciation and amortization	$95,431	13,157	-	108,588
Segment operating income	$196,067	6,147	-	202,214
Income tax expense	$66,535	3,147	7,528	77,210
Equity in income of joint ventures	$-	1,737	21,999	23,736
Net Income	$131,966	4,122	14,470	150,558

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TSYS Announces First Quarter 2005 Earnings
Page 8 of 12

TSYS
Reclassification of Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended March 31, 2003				Three Months Ended June 30, 2003
			Merchant				Merchant
	Domestic-based	International-based	Processing		Domestic-based	International-based	Processing
	support services	support services	Services	Consolidated	support services	support services	Services	Consolidated
Revenue before reimbursables	$175,637	17,242	-	192,879	184,194	18,866	-	203,060
Intersegment revenue	-	-	-	-	-	-	-	-
Revenues before reimbursables
from external customers	$175,637	17,242	-	192,879	184,194	18,866	-	203,060
Total revenue	$233,119	18,235	-	251,354	237,849	19,852	-	257,701
Intersegment revenue	(1)	-	-	(1)	(2)	-	-	(2)
Revenues from external customers	$233,118	18,235	-	251,353	237,847	19,852	-	257,699
Depreciation and amortization	$19,619	2,483	-	22,102	20,958	2,537	-	23,495
Segment operating income	$41,036	2,132	-	43,168	41,015	3,740	-	44,755
Income tax expense	$13,616	597	1,301	15,514	15,220	1,309	1,580	18,109
Equity in income of joint ventures	$-	247	3,941	4,188	-	250	4,550	4,800
Net Income	$27,724	1,371	2,641	31,736	28,702	2,634	2,970	34,306

	Three Months Ended Sep 30, 2003				Three Months Ended Dec 31, 2003
			Merchant				Merchant
	Domestic-based	International-based	Processing		Domestic-based	International-based	Processing
	support services	support services	Services	Consolidated	support services	support services	Services	Consolidated
Revenue before reimbursables	$191,435	18,940	-	210,375	200,977	21,078	-	222,055
Intersegment revenue	(1)	-	-	(1)	(67)	-	-	(67)
Revenues before reimbursables
from external customers	$191,434	18,940	-	210,374	200,910	21,078	-	221,988
Total revenue	$246,192	19,925	-	266,117	256,092	22,276	-	278,368
Intersegment revenue	(2)	-	-	(2)	(69)	-	-	(69)
Revenues from external customers	$246,190	19,925	-	266,115	256,023	22,276	-	278,299
Depreciation and amortization	$22,328	3,132	-	25,460	24,650	2,708	-	27,358
Segment operating income	$47,075	1,824	-	48,899	50,454	3,303	-	53,757
Income tax expense	$15,428	879	1,202	17,509	16,914	1,293	1,529	19,736
Equity in income of joint ventures	$-	301	3,621	3,922	-	346	4,554	4,900
Net Income	$32,201	893	2,418	35,512	34,177	2,215	3,027	39,419

	Twelve Months Ended Dec 31, 2003
			Merchant
	Domestic-based	International-based	Processing
	support services	support services	Services	Consolidated
Revenue before reimbursables	$752,243	76,126	-	828,369
Intersegment revenue	(68)	-	-	(68)
Revenues before reimbursables
from external customers	$752,175	76,126	-	828,301
Total revenue	$973,252	80,288	-	1,053,540
Intersegment revenue	(74)	-	-	(74)
Revenues from external customers	$973,178	80,288	-	1,053,466
Depreciation and amortization	$87,555	10,860	-	98,415
Segment operating income	$179,580	10,999	-	190,579
Income tax expense	$61,178	4,078	5,612	70,868
Equity in income of joint ventures	$-	1,144	16,666	17,810
Net Income	$122,804	7,113	11,056	140,973

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TSYS Announces First Quarter 2005 Earnings
Page 9 of 12

TSYS
Balance Sheet
(Unaudited)
(In thousands)

	March 31, 2005	December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$97,916	231,806
Restricted cash	29,107	24,993
Accounts receivable, net	192,008	144,827
Deferred income tax assets	8,757	10,791
Prepaid expenses and other current assets	43,053	35,739
Total current assets	370,841	448,156
Property and equipment, net	274,704	263,584
Computer software, net	294,663	268,647
Contract acquisition costs, net	164,360	132,428
Equity investments, net	4,987	54,400
Goodwill, net	113,548	70,561
Other intangible assets, net	16,176	4,692
Other assets	37,750	39,475
Total assets	$1,277,029	1,281,943

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$39,370	75,188
Accrued salaries and employee benefits	30,434	46,725
Current portion of debt and obligations under capital leases	1,930	1,828
Other current liabilities	156,932	154,162
Total current liabilities	228,666	277,903
Obligations under capital leases excluding current portion	3,891	4,508
Long-term debt	1,317	-
Deferred income tax liabilities	138,323	131,106
Total liabilities	372,197	413,517
Minority interests in consolidated subsidiaries	3,850	3,814
Shareholders' Equity:
Common stock	19,781	19,759
Additional paid-in capital	45,262	44,732
Accumulated other comprehensive income	12,950	15,373
Treasury stock	(13,573)	(13,573)
Retained earnings	836,562	798,321
Total shareholders' equity	900,982	864,612
Total liabilities and shareholders' equity	$1,277,029	1,281,943

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TSYS Announces First Quarter 2005 Earnings
Page 10 of 12

TSYS
Cash Flow
(Unaudited)
(In thousands)
	Three Months Ended March 31:
	2005	2004

Cash flows from operating activities:
Net income	$46,123	32,561
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	69	93
Equity in income of joint ventures	(3,750)	(5,576)
Loss on currency translation adjustments, net	333	71
Depreciation and amortization	32,739	26,115
Impairment of developed software	3,137	-
(Recoveries of) charges for bad debt expense and billing
adjustments	679	(704)
Charges for transaction processing provisions	3,109	925
Deferred income tax expense (benefit)	10,566	(2,460)
Loss on disposal of equipment, net	323	38
(Increase) decrease in:
Accounts receivable	(15,398)	(12,112)
Prepaid expenses and other assets	2,932	(15,013)
Increase (decrease) in:
Accounts payable	(53,610)	2,019
Accrued salaries and employee benefits	(32,546)	(18,116)
Billings in excess of costs and profits on uncompleted contracts	-	(6,749)
Other current liabilities	(39,241)	42,867
Net cash provided by operating activities	(44,535)	43,959

Cash flows from investing activities:
Purchase of property and equipment, net	(10,702)	(19,535)
Additions to licensed computer software from vendors	(5,869)	(7,370)
Additions to internally developed computer software	(709)	(1,982)
Cash acquired in acquisition	38,799	-
Cash used in acquisition	(95,782)	-
Dividends received from joint ventures	-	15,000
Contract acquisition costs	(5,442)	(1,857)
Net cash used in investing activities	(79,705)	(15,744)

Cash flows from financing activities:
Purchases of common stock	-	(1,189)
Proceeds from borrowings of long-term debt	14,125	-
Principal payments on long-term debt borrowings	(13,154)	-
Principal payments on capital lease obligations and software obligations	(550)	(41,589)
Dividends paid on common stock	(7,874)	(3,936)
Proceeds from exercise of stock options	-	1,142
Net cash used in financing activities	(7,453)	(45,572)
Effect of foreign currency translation on cash and cash equivalents	(2,197)	742
Net decrease in cash and cash equivalents	(133,890)	(16,615)
Cash and cash equivalents at beginning of year	231,806	122,874
Cash and cash equivalents at end of period	$97,916	106,259

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TSYS Announces First Quarter 2005 Earnings
Page 11 of 12

Geographic Area Data:
The following geographic area data represents revenues for the three months ended March 31 based on where the client is domiciled:
	Three Months Ended March 31,
	2005	%	2004	%
(dollars in millions):
United States	$290.0	82.9%	237.0	83.1%
Europe	33.0	9.4	21.3	7.5
Canada*	21.0	6.0	19.7	6.9
Japan	3.7	1.0	3.5	1.2
Mexico	1.7	0.5	3.0	1.1
Other	0.6	0.2	0.7	0.2
	$350.0	100.0%	285.2	100.0%

Geographic Area Revenue by Operating Segment:
The following tables reconcile segment revenues to revenues by reporting segment for the three months ended March 31:

	Three Months Ended March 31,
	Domestic-based		International-based		Merchant processing
	support services		support services		services
(dollars in millions):	2005	2004	2005	2004	2005	2004
United States	$265.3	237.1	-	-	24.7	-
Europe	0.1	0.1	32.9	21.1	-	-
Canada*	21.0	19.7	-	-	-	-
Japan	-	-	3.7	3.5	-	-
Mexico	1.7	3.0	-	-	-	-
Other	0.5	0.7	-	-	0.1	-
	$288.6	260.6	36.6	24.6	24.8	-

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.

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TSYS Announces First Quarter 2005 Earnings
Page 12 of 12

Supplemental Information:
	Accounts on File at March 31:
	2005	%	2004	%	% Change
(in millions):
Consumer	213.4	57.6%	147.0	52.4%	45.2%
Retail	94.1	25.4	86.8	31.0	8.5
Commercial	26.8	7.2	22.2	7.9	21.0
Government services/EBT	16.7	4.5	14.2	5.1	17.5
Stored Value	12.6	3.4	4.0	1.4	219.2
Debit	7.0	1.9	6.2	2.2	11.0
	370.6	100.0%	280.4	100.0%	32.2%

	March 31, 2005		March 31, 2004
YTD Average Accounts on File (in millions)	362.9		278.2

	Accounts on File at March 31:
	2005	%	2004	%	% Change
(in millions):
Domestic	319.7	86.3%	235.4	84.0%	35.8%
International	50.9	13.7	45.0	16.0	13.2
	370.6	100.0%	280.4	100.0%	32.2%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	March 2004 to March 2005		March 2003 to March 2004
Beginning balance	280.4		254.2
Change in accounts on file due to:
Internal growth of existing clients	34.0		28.9
New clients	62.5		13.2
Purges/Sales	(5.1)		(12.1)
Deconversions	(1.2)		(3.8)
Ending balance	370.6		280.4

Number of Employees (FTEs):	2005		2004
At March 31,	6,417		5,530
YTD average for period ended March 31,	5,863		5,612

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